JDS Uniphase

Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1934.

"Forward-looking" statements are all statements made by us, other than those dealing specifically with historical matters and any statements we make about the conduct of our business or finances up to this moment. All other statements made by us are forward-looking statements which include any information provided on future business operations and guidance regarding our future financial performance.

Actual results might differ materially from those projected in the forward-looking statements. Factors that could cause actual results to materially differ from those in the forward-looking statements are discussed in the Company's Securities and Exchange Commission filings.

JDS Uniphase

Unbridled Optimism



JDS Uniphase

Unbridled Optimism



2007

JDS Uniphase

Deep Pessimism



JDS Uniphase

Deep Pessimism



2007

JDS Uniphase

Realistic Optimism



JDS Uniphase

Realistic Optimism



2007

JDS Uniphase

Imagine a world without ...

Online video conferencing



Online video conferencing

JDS Uniphase


Imagine a world without ...
Medical imaging for remote diagnosis
Online video conferencing
Medical imaging for remote diagnosis
JDS Uniphase

Imagine a world without ...


Engineering collaboration
(remote oil field exploration)
Online video conferencing
Medical imaging for
remote diagnosis
Engineering collaboration
(remote oil field exploration)
JDS Uniphase

Imagine a world without ...



Video on demand
Online video conferencing
Medical imaging for remote diagnosis
Engineering collaboration
(remote oil field exploration)
Video on demand
JDS Uniphase

Imagine a world without ...


Online Gaming
Online video conferencing
Online gaming
Medical imaging for remote diagnosis
Video on demand
Engineering collaboration
(remote oil field exploration)
JDS Uniphase

Imagine a world without ...


Online video conferencing


Online gaming

Bandwidth-Intensive Applications


Medical imaging for
remote diagnosis


Video on demand


Engineering collaboration
(remote oil field exploration)

JDS Uniphase

Enabling Networks for Bandwidth-Intensive Applications

Online video conferencing

Online gaming

Medical imaging for remote diagnosis

Video on demand

Engineering collaboration

JDS Uniphase

WiFi (Wireless Fidelity Technology - 802.11b)



LIBRARY
COFFEE HOUSE
UNIVERSITY
WiFi Hub
WiFi Hub
WiFi Hub
AIRPORT
METRO STATION

JDS Uniphase

Broadband Household Penetration



U.S. Households
CABLE
DSL
Subscribers (in millions)
0
5
10
15
20
25
5%
3.7
1.9
10%
6.7
3.3
~15%
10.4
5.1
2000[1]
2001[1]
2002[2]

Source: [1] Credit Suisse First Boston
[2] Jupiter Research, Kinetic Strategies

JDS Uniphase

Internet Traffic for North America



Dial-up
79%
14%
7%
Broadband
Cable
DSL
Dial-up

RHK, May 2002

JDS Uniphase

Internet Traffic for North America

93% of bandwidth usage is generated by broadband users


93%
Broadband

RHK, May 2002

JDS Uniphase

New Infrastructures Open Up New Possibilities


0 2 mi
0 2 km
495
PRINCE
COUNTY
ARLINGTON
COUNTY
MARYLAND
DISTRICT OF COLUMBIA
495
12 Lanes
(proposed)

JDS Uniphase

Changing Economics with New Technologies


$/Gbps
Reducing the cost / managed bit
Deploying services more rapidly
Increasing productivity
Enabling value added services
Cost
Capacity

JDS Uniphase

Transmission Opportunities



Backbone
2.5 Gb/s Transponder
10 Gigabit Ethernet
Sonet ADM
Sonet ADM
Sonet ADM
Resilient Packet Ring Node
(MAN)
Gigabit Ethernet Aggregation
Gigabit Ethernet Aggregation
Gigabit Ethernet Transceiver
Ethernet Switch
(LAN)
Fibre channel storage director
Fibre channel switch
SAN gateway
DWDM system
Fibre channel hubs
Storage devices
(SAN)
Fibre Channel GBIC
JDS Uniphase

Metro Core and Access

Ideal Access solutions for Wavelength Service

Extends Reach for SONET and Ethernet Services


Storage Devices
SAN
Fibre Channel Hubs
ACCESS
WaveShifter 400
Media Conversion
LightAmp/BrightAmp
Single and Multi-Channel
EDFA Amplifier
LAN
Fibre Channel Switch
ENTERPRISE
GbX
Media Conversion
METRO
CATV
PON
WaveShifter 200
Media Conversion
LONG HAUL

Deployment of Services


Truck Roll
Service Provider

Wavelength Switch System Applications

All Optical Ring Interconnect



Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch

- Eliminate regenerators and OXC between rings
- Allows easy transition to Mesh on existing ring fiber base

JDS Uniphase

More Rapid Deployment of Services



New Customer
New Customer
Service Provider

JDS Uniphase

Dynamic Gain Equalizer

- Provides controlled attenuation across the C or L band to compensate for power imbalance in optical fiber links
- Attenuation range: >10dB



Input


Power
1
0.8
0.6
0.4
0.2
0
1 4 7 10 13 16 19 22 25 28 31
Channel

Output


Power
1
0.8
0.6
0.4
0.2
0
1 4 7 10 13 16 19 22 25 28 31
Channel

JDS Uniphase

A Truly End-to-End Network



Access/
CATV
Enterprise
Long Haul
Metro
Submarine
Ultra-Long Haul

JDS Uniphase

Diverse Customer Base for Optics

Display Markets


PLUS

JDS Uniphase

Diverse Customer Base for Optics

Currency Protection Markets

Optically Variable Pigments protect bank notes in 83 countries representing over 60% of the value of world currency


SPECIMEN
5000
500
SPECIMEN
1000

JDS Uniphase

Diverse Customer Base for Optics

Decorative Markets



TREK

JDS Uniphase

Commercial Lasers

- Graphic arts and imaging
- Biotechnology
- Semiconductor processing
- Materials processing
- Defense



JDS Uniphase

Preparing for the Future


$/Gbps
Global Realignment Program
Financial Strength
Investing in the Future
Cost
Capacity

Re-engineering JDS Uniphase

Closing and Consolidating Operations


45
40
35
30
25
20
15
10
5
0
Apr 2001
Dec 2001
Jul 2002
Future

JDS Uniphase

Re-engineering JDS Uniphase

Reducing Global Workforce



35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Feb 2001
Jun 2001
Jan 2002
Jul 2002
Oct 2002

JDS Uniphase

Global Realignment Program

($Millions)	Incurred thru 1Q03	To Come[1]	Total[1]
Costs	980	150	1,130
Annual Savings	1,084	130	1,214

[1] Estimate

Expanding Low-Cost Manufacturing



- 320,000 sq.ft. facility in Shenzhen, China
- ISO 9001 certified
- Oracle ERP platform

Strategic Operations — Operational Excellence

Business Unit Focus

- Marketing
- Research & Development

Global Common Processes

- Sales
- Finance
- Information Technology
- Manu-facturing
- Human Resources

JDS Uniphase

Reduced Operating Expenses

(excluding GRP & Restructuring)


$M
120
100
80
60
40
20
0
-10%
-12%
Q3 02
Q4 02
Q1 03
SG&A
R&D

JDS Uniphase

Sizing to Respond

- Sizing for cash break-even under $200M in quarterly sales
- 40+% marginal profitability on sales increases



Significant Operating Leverage







JDS Uniphase

Acquisition Strategy



- Supplement R&D programs
- Add to products and technologies to complement portfolio
- Attractively priced opportunities



JDS Uniphase

Key Additions

- VSR and SR transponders
- Datacom transceivers
- Advanced waveguide technology


JDS Uniphase
JDS Uniphase

JDS Uniphase

Cash



2.0
1.5
1.0
0.5
0
$Billions
Q3 FY02
Q4 FY02
Q1 FY03

JDS Uniphase

How Will Our Business Recover?

Service Providers

System Providers

JDS Uniphase

- Initial capital spending increases absorbed by inventories

How Will Our Business Recover?


Service Providers
System Providers
JDS Uniphase

- Gradual transfer of business turn to component and module suppliers
  - System supplier conservatism
  - Metro and enterprise healthier initially
  - Some customers will need some parts
  - Growing impact of new products
- Potential for initially slow or bumpy sales patterns

How Will Our Business Recover?


Service Providers
System Providers
JDS Uniphase

- Over time, expansion follows capital spending patterns
- Markets return to growth

End-to-End Product Portfolio



A Truly End-to-End Network


Access/
CATV
Enterprise
Long Haul
Metro
Submarine
Ultra-Long Haul

JDS Uniphase

Recovery

